UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007

Distributed Energy Systems Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50453	20-0177690
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

10 Technology Drive, Wallingford, Connecticut	06492
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 678-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2007, Ambrose L. Schwallie resigned as the registrant’s chief executive officer. The board of directors of the registrant has elected Bernard H. Cherry, the current chairman of the registrant’s board of directors, as interim chief executive officer effective immediately. Mr. Cherry will retain his position as chairman of the board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTED ENERGY SYSTEMS CORP.

Date: October 31, 2007	By:	/s/ Peter J. Tallian
Peter J. Tallian, Chief Financial Officer